Investor Presentation

January 2011

TRIANGLE

PETROLEUM CORPORATION

Forward Looking Statement

This presentation includes a number of forward-looking statements that reflect the current views of our management with respect to future events and financial performance. You can identify these statements by forward-looking words such as "may," "will," "expect," "anticipate," "believe," "estimate" and "continue," or similar words. Those statements include statements regarding our and members of our management team's intent, belief or current expectations as well as the assumptions on which such statements are based. Prospective investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve risk and uncertainties, and that actual results may differ materially from those contemplated by such forward-looking statements.

Readers are urged to carefully review and consider the various disclosures made by us in these materials and in our other reports we filed with the U.S. Securities and Exchange Commission. These presentation materials should be read in conjunction with the sections entitled "Management's Discussion and Analysis of Financial Condition and Results of Operations," "Consolidated Financial Statements" and notes related thereto in our Annual Report on Form 10-K for the year ended January 31, 2009 and our Quarterly Report on Form 10-Q for the quarterly period ended October 31, 2009. Important factors currently known to our management could cause actual results to differ materially from those in forward-looking statements. We undertake no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes in the future operating results over time. We believe that these assumptions are based upon reasonable data derived from and known about our business and operations. No assurances are made that actual results of operations or the results of our future activities will not differ materially from these assumptions. Factors that could cause differences include, but are not limited to, our ability to find oil and gas reserves that are economically recoverable, the volatility of oil and gas prices, the uncertain economic conditions in the United States and globally, our ability to develop reserves and sustain production, our estimate of the sufficiency of our existing capital sources, our ability to raise additional capital to fund cash requirements for future operations, in prospect development and property acquisitions or dispositions and in projecting future rates of production or future reserves, the timing of development expenditures and drilling of wells, and the operating hazards attendant to the oil and gas business.

Prior to 2010, the SEC generally permitted oil and gas companies, in their filings, to disclose only proved reserves that a company has demonstrated by actual production or conclusive formation tests to be economically and legally producible under existing economic and operating conditions. Beginning with year-end reserves for 2009, the SEC permits the optional disclosure of probable and possible reserves. We use the terms "estimated ultimately recoverable," or EUR, "resource potential," "recoverable reserves" or other descriptions of volumes of hydrocarbons to describe volumes of resources potentially recoverable through additional drilling or recovery techniques that the SEC's guidelines prohibit us from including in filings with the SEC. Estimates of resource potential, recoverable reserves or estimated ultimately recoverable amounts do not reflect volumes that are demonstrated as being commercially or technically recoverable. Even if commercially or technically recoverable, a significant recovery factor would be applied to these volumes to determine estimates of volumes of proved reserves. Accordingly, these estimates are by their nature more speculative than estimates of proved reserves and accordingly are subject to substantially greater risk of being actually realized by us. The methodology for resource potential, recoverable reserves or estimated ultimately recoverable amounts may also be different than the methodology and guidelines used by the Society of Petroleum Engineers and is different from the SEC's guidelines for estimating probable and possible reserves.

Furthermore, the forward looking statements contained in this presentation are made as of the date hereof, and we undertake no obligation, except as required by applicable securities legislation, to update publicly or to revise any of the included forward looking statements, whether as a result of new information, future events or otherwise. The forward looking statements contained herein are expressly qualified by this cautionary statement.

Summary

Exchange / Ticker:	NYSE AMEX / TPLM
Recent Stock Price:	$6.61 per share (1/4/11)
Pro Forma Shares Outstanding:	22,500,000
Current Bakken Acreage Position	15,000 net acres
Current Well Activity	9 wells
2011 Cap Ex Budget	$72mm
No Debt	
Tax Cost Carry Forward	$60mm

Triangle Petroleum Overview

Williston Basin Overview

Williston Basin – Bakken Oil System

- Current / Pending lease position: ~15,000 net acres in McKenzie and Williams Counties, North Dakota
- Targeting the Bakken Shale and Three Forks formation



NORTH DAKOTA
MONTANA
NORTH DAKOTA
Rough Rider Area
Parshall-Sanish
Sheridan
Williams
Roosevelt
Richland
McLean
McKenzie
Mercer
Nesson Anticline
Golden Valley
Billings
Stark
Elm Coulee
Triangle Acreage
Bakken Core

Nova Scotia – Maritimes Basin Overview

Nova Scotia – Windsor Block

- Lease position: 412,924 net acres



Charlottetown
PRINCE EDWARD ISLAND
Moncton
Fredricton
NEW BRUNSWICK
St. John
New Glasgow
Antigonish
Sheet Harbour
Windsor
Halifax
Windsor Block
NOVA SCOTIA
Yarmouth
ATLANTIC OCEAN
475,000 gross acres
Maritimes & Northeast Pipeline
0
50
100
Kilometres

Triangle Petroleum Strategic Goals


Build Team
Unlocking Value
Deliver Profitability
Grow Assets

Build Team – Skill Set



✓ Geoscience
✓ Subsurface
✓ Land
✓ Capital Markets
✓ Corporate Finance
✓ Accounting
✓ Legal
LEADERSHIP
Drilling
Completions
Reservoir

Unlocking Value

Grow Assets

Unlocking Value

- **Application of science to Bakken Petroleum System**
  - Focus on risk reduction
  - Develop concentrated positions across play
  - Manage costs / prices paid
  - Build scale; roll-up to create materiality (salability)
- **Seek transformational growth**
  - Go to +30,000 net acres by end of 2011
  - Participate in 30 gross wells in 2011 (6 net)
  - 9 wells currently drilling
  - Aim to grow net production/reserves

Deliver Profitability

Unlocking Value

- **Find partners to lower per unit capital cost, expand reach**
  - Oppenheimer
- **Leverage platform to generate revenue (cash flow)**
  - Little to no balance sheet exposure
- **"Manage G+A creep" with innovation**
- **We continually think "how to make money for shareholders?"**
  - Lean and focused; building to a 15 man operational team
  - Have $58mm cash for investment in 2011
  - Simple, transparent balance sheet

Williston Basin Overview: Bakken / Three Forks

Bakken and Three Forks Overview

- **Size and scale of Williston Basin**
  - 8 million acre or 12,500 square-mile continuous oil accumulation(1)
  - USGS 2008 resource assessment appears conservative
    - 4.9 – 6.2 billion barrels of estimated recoverable oil(1) from the Bakken Shale and Three Forks formation

- **Evolution of the play**
  - Density drilling significantly increasing estimated recoverable oil
    - Industry moving toward eight wells (four Bakken / four Three Forks wells) per 1,280 acre spacing unit
    - 12-25 billion barrels of oil potentially recoverable from the Bakken Shale and Three Forks formation
    - Eco-Pad drilling reducing costs

Bakken – Lodgepole Total Petroleum System


50 miles

USGS 2008 assessment of Bakken-Lodgepole Total Petroleum System (TPS) – The geologic model used to define continuous assessment units (AU) generally assumed levels of thermal maturity and generation capacity of the Bakken Formation from the HI and TR, structural complexity of the Williston Basin, and lithofacies and petrophysical character of the middle sandstone member.

(1) Bakken Shale / Three Forks data collected from CLR published report, United States Geological Survey (April 10, 2008) and NDIC 2010 Assessment.

Bakken Shale & Three Forks Formation Density Drilling


2 Miles
10,000' below surface
Lodgepole
Upper Bakken Shale
Middle Bakken
Lower Bakken Shale
Three Forks
1,320'
660'
660'
1,320'
Multiple fracture stages with a 500' stimulation radius
10,000' below surface

- **Dual-zone development**
  - Anticipate four Bakken and four Three Forks wells per 1,280 acre unit

Source: Management estimates.

Bakken Shale Industry Peer Comparables(1)

Industry Peer Comparables*

	BEXP	CLR	ERF	KOG	OAS	NFX	WLL
Wells per Section Bakken	5	4	2	4	4	n/a	3
Wells per Section Three Forks	5	4	2	2	3	n/a	2
Gross EUR (mboe)	600	518	800	800	600	625	700
Well Cost ($000's)	$7,500	$6,500	$8,000	$8,000	$7,000	$7,750	$6,000
F&D Cost ($/boe)	$12.50	$12.55	$10.00	$10.00	$11.67	$12.40	$8.57
IP Results (One Month) boe/d**	885	600	1,200	1,259	800	1,114	1,316
IP Results (24-Hr Average)**	2,529	1,430	n/a	2,066	n/a	2,360	2,151
Lateral Lengths (ft.)**	9,500	9,500	9,000	9,500	10,000	9,000	9,000
Frac Stages**	34	30	24	24	30	30	28
Bakken Acreage (Net)	368,400	864,559	71,500	72,000	292,242	271,000	532,266

*Midpoint used for all data provided within a range of values

**Based on most recent completions using generally accepted completion techniques

- **Regional drilling results confirm statistical nature of the Bakken Shale and Three Forks formation**
  - Aerial extent continues to expand
- **Enhanced completion techniques unlocking more value**
  - Current wells being drilled on 1,280 acre spacing units (9,500' lateral; 25-35 frac stages)
    - "Eco-Pad" and "Super Pad" development expected to improve efficiencies and enhance development
- **Significant offset operator activity continues to reflect improving well results**
  - Increased drilling density further improving economic returns

(1) Data related to industry peer comparables operating in the Bakken Shale have been gathered from publicly available information, including company presentations, conference call transcripts and company press releases, disclosed in 2009 and 2010. We are unable to confirm whether the information was prepared by a qualified reserves evaluator or auditor in accordance with the Canadian Oil & Gas Evaluation Handbook or by an independent engineer or geoscientist within the principles of the Society of Petroleum Engineers.

Williston Basin Reserves & Economics

Bakken Shale Type Curve


Estimated EUR Range 500-700 Mboe*
Monthly Average Rate, Boepd
10,000
1,000
100
10
700 Mboe
500 Mboe
1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19
Years

	Net PV10%	PV10%/$ Coverage	ROR	Undisc. Payout, yrs.	Economic Life, yrs.
500 Mboe	$6.5MM	1.9	43%	2.2	35.3
600 Mboe	$9.4MM	2.3	68%	1.6	37.3
700 Mboe	$12.2MM	2.6	92%	1.3	39.1

*Source: Brigham Exploration ("BEXP") October investor presentation. BEXP internal estimates. 9/29/10 NYMEX Strip. Price differentials: -$8.331/Bbl and 1.405 gas price factor. $7.5 million completed well cost, $9,166/mo OPEX. Monthly average rate which given natural declines is less than IP rates.

TPLM Acreage & Selected Well Activity (1)

Selected Bakken Producing Wells

#	Company	Well	IP (boe/d)	30-Day Avg. IP (boe/d)	Stages
1	BEXP	State 36-1 1H	3,807	1,516	30
2	BEXP	Jackson 35-34 #1H	3,540	907	30
3	OAS	Angell 31-28H	3,460	n/a	27
4	BEXP	Williston 25-36 #1H	3,394	1,505	32
5	BEXP	Abelmann St. 21-16 #1H	3,301	1,044	31
6	BEXP	Tjelde 29-32 #1H	3,171	931	30
7	BEXP	Larsen 3-10 #1H	3,089	n/a	31
8	AEZ	Bergstrom 15-23H	3,049	1,049	36
9	BEXP	Papineau Trust 17-20 #1H	3,042	971	29
10	BEXP	Sedlacek Trust 33-4 #1H	2,695	n/a	30
11	BEXP	Jack Erickson 6-31 #1H	2,652	833	30
12	BEXP	Owan-Nehring 27-34 #1H	2,513	1,089	30
13	COP	Amanda 21-14H	2,526	n/a	20
14	NFX	Bluefin 1-13H	2,498	n/a	n/a
15	BEXP	Strand 16-9 1H	2,264	948	26
16	OAS	Njos Federal 11-13H	2,080	n/a	28
17	BEXP	Sukut 28-33 1H	1,959	n/a	32
18	BEXP	Figaro 29-32 #1H	1,895	831	19
19	OAS	Van Berkom 11-14H	1,415	n/a	n/a
20	OAS	Sandaker 11-13H	1,407	n/a	n/a
21	XTO	Mondak Federal 14X-11	1,289	n/a	n/a
22	EOG	Hardscrabble 1-16H	980	n/a	20
23	XTO	Alkali Creek 41X-15	958	n/a	10
24	XTO	Violet 21x-29	740	n/a	10
25	NFX	Manta Ray 1-12H	704	n/a	14

Selected Three Forks Producing Wells

#	Company	Well	IP (boe/d)	30-Day Avg. IP (boe/d)	Stages
26	BEXP	State 36-1 2H	2,357	n/a	31
27	CLR	Ravin 1-1H	1,300	n/a	24
28	NFX	Heidi 1-4H	1,233	n/a	n/a
29	CLR	Stortroen 1-13H	820	n/a	24
30	CLR	Obert 1-13H	521	n/a	n/a

Triangle Petroleum Active Wells

#	Operator	Well	IP (boe/d) / Status	W.I.	Stages
A	KOG	Grizzly 1-27H-R	507	26%	10
B	KOG	Grizzly 13-6H	WOC	26%	20
C	XTO	Roedeske Federal 12-21H	WOC	15%	22
D	Slawson	Bonanza 1-21-16H	Q4:10	14%	n/a



NORTH DAKOTA
MONTANA
NORTH DAKOTA
Burke
Williams
Mountrail
Sheridan
Roosevelt
Richland
McLean
McKenzie
Dunn
Mercer
Wibaux
Golden Valley
Billings
Triangle Acreage

(1) Well data collected from various sources including the NDIC, company presentations, press releases and conference call transcripts.

12 Month Capital Budget

$72 Million Cap Ex Budget

- **$42 million drilling budget**
  - Plan to drill ~30 gross (6 net) wells (operated and non-operated)
  - Plan to commence first operated well in late 2011
- **$30 million allocated to leasehold acquisition**
  - Targeting acreage additions of 10,000-15,000 net acres
- **Funding gap financed through joint venture partnerships and cash flow production**

12 Month Anticipated Spend ($ millions)



General Corporate
$3.0
Leasehold Acquisition
$30.0
Drill & Complete
$42.0

Current Activity and Drilling Inventory

Project Area	Operator	TPLM Net Acres	Target Formation	Unrisked Locations	15 Month Drilling Program	
					Gross	Net
Williston Purchases	TPLM	1,734	Bakken Three Forks	11.4 11.4	2.0	1.3
Rough Rider AMI	Slawson	6,500	Bakken Three Forks	28.1 28.1	10.0	2.0
Other	BEXP / CLR / OAS Petro Hunt / KOG	6,800	Bakken Three Forks	20.1 20.1	18.0	2.7
Total:		~15,000		120.0	30.0	6

- **Current Activity:**
  - KOG operated Grizzly #1-27H (26% WI) 150 bopd
  - KOG operated Grizzly #13-6H (26% WI) January
  - XTO operated Roedeske Federal #12-21H long lateral (15% WI) 218 bopd
  - Slawson Exploration Bonanza 1-21-16H (12.5% WI): Awaiting Completion
  - Newfield Wilson 150-99-29-32H Drilling
  - Continental Chicago 1-26H Drilling
  - Continental Akron 1-27H Drilling
  - Tracker Kostelank 28-1H Drilling

Nova Scotia Overview

Nova Scotia – Maritimes Basin (412,924 net acres)

- **<u>Unconventional Shale Gas Play:</u> Horton Bluff**
  - Ryder Scott 2008 resource assessment confirms large resource potential
  - Other industry activity in basin includes: Southwestern Energy and Apache/Corridor

- **<u>Conventional Structural Play:</u> Horton Bluff**
  - Analgous to Activity In New Brunswick
  - Currently marketing large structure to industry partners

New Brunswick Activity Analogs


CANADA
U.S.A.
Marysville
Cocagne
McCully Field
Stoney Creek

Source: Buckingham Research Group: SWN

McCully Field Analog


Acorridor
• The outline of the McCully producing area fits within the Windsor glass sand structure

TRIANGLE

PETROLEUM CORPORATION